UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 11, 2006

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Eight Greenway Plaza, Suite 1330

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a)	The disclosure set forth below in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)	Effective July 5, 2006, W&T Offshore, Inc. (the “Company” or “W&T”) appointed Stephen L. Schroeder Chief Operating Officer and Mr. Schroeder has accepted such appointment. Mr. Schroeder will serve as Chief Operating Officer until his successor is duly elected and qualified by the Board of Directors of the Company, or, if earlier, until his death, resignation, or removal from office.

Mr. Schroeder, age 43, having most recently served as Vice President-Production of the Company, joined the Company in 1998 as Staff Reservoir Engineer and served as Production Manager from 1999 until July 2005. Prior to joining our Company, Mr. Schroeder was with Exxon for thirteen years. Mr. Schroeder received a B.S. in Petroleum Engineering from Texas A&M University and an M.B.A. from Loyola University in New Orleans

Mr. Schroeder current employment agreement with the Company has been superseded by a new employment contract executed on July 11, 2005, but effective July 5, 2006. Pursuant to the terms of the new employment agreement, Mr. Schroeder serves as the Senior Vice President and Chief Operating Officer, and in such other positions as the parties may mutually agree, for an initial period of three years, subject to the terms of the employment agreement. The employment agreement provides for a base salary of $270,000 per year. For a full description of the employment arrangement with Mr. Schroeder, please refer to the employment agreement, a copy of which has been filed herewith as Exhibit 10.1.

On July 11, 2006, the Company also entered into an Indemnification and Hold Harmless Agreement with Mr. Schroeder, which provides that if Mr. Schroeder is a party or is threatened to be made a party to any action, the Company will indemnify him and hold him harmless against any and all liabilities or losses incurred in connection with such action if it arises out of or is related to the fact that he is or was serving as an officer of the Company, to the fullest extent permitted by then applicable law. Further, the rights of Mr. Schroeder under this agreement are in addition to any other rights he may have under the Company’s corporate governance documents or applicable law. The terms and conditions of Mr. Schroeder’s Indemnification and Hold Harmless Agreement are virtually identical to the terms and conditions in similar contracts pursuant to which the Company has agreed to indemnify its directors and its executive officers. A copy of the Indemnification and Hold Harmless Agreement has been filed herewith as Exhibit 10.2.

On July 11, 2006, but effective September 28, 2005, the Company and W. Reid Lea, Joseph Slattery and Jeff Durrant each executed amendments to their respective Employment Agreements, whereby the automatic one year extension to the Term thereunder will now commence one year after the Effective Date instead of one year after the Initial Expiration Date as original written. Copies of the Employment Agreements were filed as Exhibits 10.1, 10.2, and 10.3, respectively, to the Company’s Form 8-K, on October 26, 2005. Copies of the amendments are attached herewith as Exhibits 10.3, 10.4 and 10.5 respectively.

Item 7.01 Regulation FD Disclosure.

On July 12, 2006, W&T issued a press release announcing that Stephen L. Schroeder has been promoted to Chief Operating Officer. A copy of the press release dated July 12, 2006, is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

On July 12, 2006, W&T announced that it intends to commence a public offering of 11.0 million shares of its common stock – 8.5 million shares offered by the Company and 2.5 million shares offered by senior management who were founders of the Company. The Company and selling shareholders intend to grant the underwriters a 30-day option to purchase a maximum of 1.65 million additional shares of its common stock. W&T will not receive any proceeds from the secondary shares sold by senior management.

Lehman Brothers, Jefferies & Company and Morgan Stanley are serving as joint book-running managers for the offering. A written prospectus and records relating to the offering may be obtained from the offices of Lehman Brothers Inc., c/o ADP Financial Services, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, NY 11717, Fax (631) 254-7268 or by e-mail at monica_castillo@adp.com; Jefferies & Company, Inc. at 520 Madison Ave., 12th Floor, New York, New York 10012, (212) 284-2011 or by e-mail at csmall@jefferies.com; and Morgan Stanley & Co. Incorporated, Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, (866) 718-1649 or by e-mail at prospectus@morganstanley.com.

The shares are being offered pursuant to an effective shelf registration statement that W&T previously filed with the U.S. Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state. A copy of said press release dated July 12, 2006, is furnished herewith as Exhibit 99.2.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Employment Agreement by and between W&T Offshore, Inc. and Stephen L. Schroeder, dated as of July 5, 2006

Exhibit 10.2	Indemnification and Hold Harmless Agreement by and between W&T Offshore, Inc. and Stephen L. Schroeder dated as of July 5, 2006

Exhibit 10.3	First Amendment to Employment Agreement by and between W&T Offshore, Inc. and Reid Lea effective September 28, 2005

Exhibit 10.4	First Amendment to Employment Agreement by and between W&T Offshore, Inc. and Joseph Slattery effective September 28, 2005

Exhibit 10.5	First Amendment to Employment Agreement by and between W&T Offshore, Inc. and Jeff Durrant effective September 28, 2005

Exhibit 99.1	W&T Offshore, Inc. Press Release, dated July 12, 2006

Exhibit 99.2	W&T Offshore, Inc. Press Release, dated July 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: July 12, 2006	By:	/s/ Tracy W. Krohn
Tracy W. Krohn
Chief Executive Officer, President and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Employment Agreement by and between W&T Offshore, Inc. and Stephen L. Schroeder, dated as of July 5, 2006

Exhibit 10.2	Indemnification and Hold Harmless Agreement by and between W&T Offshore, Inc. and Stephen L. Schroeder

Exhibit 10.3	First Amendment to Employment Agreement by and between W&T Offshore, Inc. and Reid Lea effective September 28, 2005

Exhibit 10.4	First Amendment to Employment Agreement by and between W&T Offshore, Inc. and Joseph Slattery effective September 28, 2005

Exhibit 10.5	First Amendment to Employment Agreement by and between W&T Offshore, Inc. and Jeff Durrant effective September 28, 2005

Exhibit 99.1	W&T Offshore, Inc. Press Release, dated July 12, 2006

Exhibit 99.2	W&T Offshore, Inc. Press Release, dated July 12, 2006